COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENT LIABILITIES [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal proceedings and contingencies:

Claim by former South African distributor

In December 2007, the Company terminated its agency agreement with its former South African agent, World of Marble and Granite (“WOMAG”), on the basis that WOMAG had breached the agreement. In the same month, the Company filed a claim for NIS 1.0 million (approximately $257) in the Israeli District Court in Haifa based on such breach. WOMAG has contested jurisdiction of the Israeli District Court, but subsequent appellate courts have dismissed WOMAG's claims. In January 2008, WOMAG filed suit in South Africa seeking EURO 15.7 million (approximately $17,060). In September 2013, the South African Court determined that since a proceeding on the same facts was pending before another court (lis alibis pendens), the South African Court will stay the matter until the conclusion of the Israeli action. In December 2013, the magistrate's court in Israel held that the Company was not entitled to terminate the agreement with WOMAG as it was not breached by WOMAG. As the district court dismissed the Company's appeal of the decision of the magistrate's court, the Company has agreed with WOMAG to submit the matter to arbitration, which is to take place in South Africa in 2016. In October 2015, WOMAG amended its claim, seeking a reduced amount of approximately EURO 7.1 million (approximately $7,727) and approximately South Africa RAND 43.7 million (approximately $2,808). Although the Company intends to vigorously defend the case in the South African court, the Company believes it has provided an adequate reserve for this claim.

Claims related to alleged silicosis injuries

Overview

The Company is subject to a number of claims in Israel mainly by fabricators or their employees alleging that they contracted illnesses, including silicosis, through exposure to silica particles during cutting, polishing, sawing, grinding, breaking, crushing, drilling, sanding or sculpting Company's products.

Individual Claims

As of December 31, 2015, the Company is subject to 71 pending claims of bodily injury that have been in Israel since 2008 against the Company directly, or that have named the Company as third-party defendant by fabricators or their employees in Israel, by the injured's successors, by the State of Israel or by others (see also table below). The Company have also received nine pre-litigation demand letters on behalf of certain fabricators in Israel. Each of the claims named other defendants, such as fabricators that employed the plaintiffs, the Israeli Ministry of Industry, Trade and Employment, distributors of the Company's products, insurance companies and insurance brokers.

Various arguments are raised in the claims, including among others product liability arguments and failure to provide warnings regarding the risks associated with silica dust generated by the fabrication of the Company's products. Most of the claims do not specify a total amount of damages sought, as the plaintiff's future damages will be determined at trial; A claim filed with the Magistrates court in Israel is limited to a maximum of NIS 2.5 million (approximately $641) plus any fees, and among the 71 pending claims filed against the Company in Israel, 45 claims were filed in the Magistrates court. A claim filed in  the District court is not subject to such limitation. As a result, there is uncertainty regarding the total amount of damages that may ultimately be claimed.

During 2015, the Company reassessed the expected outcome of the individual product liability claims following Company's consent to several settlements. In addition the Company entered into an agreement with the State of Israel, with the approval of it's insurance carriers, related to product liability individual claims (not including the claim seeking class action status).  Under the agreement, without admitting any liability, the Company and the State of Israel has agreed to cooperate in dealing with the claims. If either the Company or the State of Israel is found liable for damages, the Company has agreed to an apportionment of those damages. Based on the above, the Company assessed, based also on its legal advisors' opinion, that contingent losses related to the product liability individual claims are probable, pursuant to ASC 450, an accrual has been recorded for the loss contingencies related to such claims.

In order to reasonably estimate the losses in the product liability claims, the Company performed a case-by-case analysis of the relevant facts with its legal advisors. The Company will continue to regularly monitor changes in facts for each individual claim and will update its best estimate if required. Accordingly, the Company recorded during 2015 a reserve for the product liability individual claim of $14,837, of which $3,647 is reported in accrued expenses and other liabilities and $11,190 is in long-term liabilities based on the expected timing of each claim will be resolved.

A summary of cumulative silicosis product liability claims activity follows:

	2015	2014	2013
Open claims, January 1	54	27	20
New claims	19	28	8
Settled and dismissed claims	(2)	(1)	(1)
Open claims, December 31	71	54	27

The Company maintains insurance for product liability claims, including silicosis claims. The Company has purchased insurance policies for the period from 2008-2015 from several insurance carriers that provide coverage for product liability losses, subject to certain terms and conditions, and the related defense costs up to a certain limit per policy year.

The Company records insurance receivables for the amounts that are covered by insurance less deductibles. During 2015, as in prior years, Company's insurance carriers made payments to all settled product liability claims and for related defense costs. The Company paid the deductible amounts for the settled claims per policy.

The collectability of the Company's insurance receivables is regularly evaluated and the amounts recorded are probable of collection. This conclusion is based on analysis of the terms of the underlying insurance policies, experience in successfully recovering individual product liability claims from Company's insurers, the financial ability of the insurance carriers to pay the claims and the relevant facts and applicable law.

As of December 31, 2015, the insurance receivable is $10,183, of which $3,567 is reported in the other accounts receivable and prepaid expenses and $6,616 is in other long-term receivables.

The difference between individual claims liability and related insurance recievables is recorded in the legal settelments and loss contingencies in the amount of $4,654, which reflects the deductible amounts and claims not covered.

December 2013 Judgment

In December 2013, a judgment was entered by the Central District Court of Israel in one of the lawsuits, according to which the Company was found to be comparatively liable for 33% of the plaintiff's total damages. The remaining liability was imposed on the plaintiff at 40%, as contributory negligence, and on the Israeli Ministry of Industry at 27%. The total damages of the plaintiff (before the reduction of contributory damages) were found by the court to be NIS 5.3 million (approximately $1,400). Since the plaintiff received payments from the National Insurance Institute (“NII”),  such payments were subtracted from the total damages after reduction of the damages contributed to the plaintiff's contributory negligence. However, under Israeli law, under certain condition a plaintiff may be awarded as compensation from third party injurers, other than his employer, at least 25% of the damages claimed even if the payments that the plaintiff received from the NII equal to or exceed the actual damages of the plaintiff after deducting his contributory liability. Accordingly, in the above claim, the court awarded the plaintiff additional compensation of approximately NIS 800,000 (approximately $206) plus legal fees and expenses, which reflected 25% of the plaintiff actual damages, after deducting the plaintiff's contributory negligence. After giving effect to the Israeli Ministry of Industry's comparative responsibility, the total liability imposed on the Company in this case was NIS 436,669 (approximately $112)  plus the claimant's legal expenses. Such amount was fully paid by Company's insurer in January 2014 (apart from Company's deductible). The Company, as well as the Israeli Ministry of Industry and the plaintiff, appealed the judgment to the Israeli Supreme Court.

During 2015, the Supreme Court accepted the request of the parties (other than the distributor) to cancel all the findings made by the District Court, except for its decision not to impose liability on the distributor, which will be subject  to a further hearing at the Supreme Court. As part of the cancelation of the District Court's judgment, out of court settlements were reached between the parties.

Class Action

In April 27, 2014, a lawsuit by single plaintiff and a motion for the recognition of this lawsuit as a class action was filed against the Company in the Central District Court in Israel. The plaintiff alleges that, if the lawsuit is recognized as a class action, the claim against the Company is estimated to be NIS 216 million (approximately $55,356). In addition, the claim includes an unstated sum in compensation for special and general damages.

The Company intends to vigorously contest recognition of the lawsuit as a class action and to defend the lawsuit on its merits, although, considering the preliminary stage of this lawsuit, there can be no assurance as to the probability of success or the range of potential exposure, if any. As of December 31, 2015, no provision was provided for the loss contingencies.

Arbitration proceeding with Microgil Agricultural Cooperative Society Ltd.

In November 2011, Kfar Giladi and Microgil (the “claimants”), initiated arbitration proceedings against the Company that commenced in April 2012. The claimants filed a claim against the Company in arbitration for NIS  232.8 million ($59.7 million) for alleged damages and losses incurred by them in connection with a breach of Processing Agreement by the Company. In August 2012, the Company filed a claim against the claimants in arbitration for NIS 76.6 million ($19.6 million) for damages incurred by the Company in connection with claimants malfunctioning operations, breach of the agreement and the understanding between the parties regarding the agreement after it was terminated, inventory which was not returned to the Company and was unaccounted for and an unpaid loan, which was granted by the Company to the claimants.

The arbitration arises out of a dispute related to the Processing Agreement that the Company entered into with the claimants in June 2006 pursuant to which the claimants committed to establish a production facility at their own expense within 21 months of the date of the Processing Agreement to process quartz for the Company and for other potential customers. Pursuant to the Processing Agreement, the Company committed to pay fixed prices for quartz processing services related to agreed-upon quantities of quartz over a period of ten years from the date set for the claimants to commence operating the production facility. The Company estimates that the total amount of such payments would have been approximately $55,000. It is Company's position that the production facility established by the claimants was not operational until approximately two years after the date required by the Processing Agreement. As a result, the Company was unable to purchase the minimum quantities set forth in the Processing Agreement and therefore acquired the quantities of ground quartz needed from other quartz suppliers.

In January 2012, claimants notified that they had closed their production facility as a result of Compnay's breach of the Processing Agreement. It is Company's position that the Processing Agreement was terminated by the Company following it's breach by the claimants. The Company contends that the purchases of ground quartz in 2010 and 2011 were made pursuant to new understandings reached between the parties and not pursuant to the Processing Agreement. The claimants alleged that the Processing Agreement was still in effect and that the Company did not meet the contractual commitments under the Processing Agreement to order the minimum annual quantity. In addition, once production began, the Company contends that the claimants failed to consistently deliver the required quantity and quality of ground quartz as agreed by the parties.

The Company also contends that the claimants are responsible for not returning unprocessed quartz that the Company provided to them, including quartz that is currently in the claimants' possession and additional quartz that is unaccounted for.

In November 2015, the claimants filed a motion to require the Company to deposit a bond in the amount of NIS 100 million (approximately $25.6 million) and asking for an injunction to prevent the disposition of assets, plants and equipment valued at no less than NIS 149.2 million (approximately $38.2 million), in order to ensure their ability to collect the compensation they may be eligible to receive as a result of the arbitration.

The Company believes that such motion is groundless and applied for its dismissal, however there can be no assurance that such motion shall be dismissed. The Company intends to defend the arbitration vigorously and to seek damages from the claimants for damage caused.

Claim by the Israel Ministry of the Protection of the Environment

In January 2010, the Israel Ministry of the Protection of the Environment ("IMPE") ordered the Company to remove sludge waste that was disposed of in 2009 in a number of locations in northern Israel claiming that such disposal was unlawful. The Company has engaged in discussions with the IMPE with respect to which sites will require waste removal. The Company performed a feasible and practical clean-up project and currently in the opinion that its clean-up project was sufficient and it has no further exposure in this respect.

The Company has also been required by the IMPE to comply with the applicable requirements under the law and regulations related to styrene gas emission at both of its plants in Israel. In December 2013, the Company completed the installation of a system in its Bar-Lev manufacturing facility to reduce styrene emission and following which the Company has better control of the styrene emission in the Bar-Lev manufacturing facility and the Company presented to IMPE a plan to further improve its control of styrene emission and comply with the styrene gas emission standards With respect to the Sdot-Yam manufacturing facility the IMPE has summoned the Company in January 2014 to a hearing to address allegations that, based on the IMPE's procurement of several gas emission samplings, the Company exceeded the air ambient standards. Following the hearing, and although the IMPE acknowledged that the Company was in the process of installing measures to comply with the styrene gas emission standards, the IMPE decided to recommend the conducting of  investigation with respect to the allegation that the Company exceeded from the threshold of styrene air ambient standards during 2013. During 2014, applied measures to correct the styrene air ambient standards which the Company believe should conclusively solve any exceeded emission of styrene gas. In 2015, the Company continued to control styren emission levels through strict maintenance and compliance with work processes. However, the IMPE has recently indicated that it intends to conduct unannounced inspections of the Company's facilities and if not fully complied with the styrene emission standards, Compnay's business license may be revoked, facilities may be shutdown and the Company may be subject to civil and criminal sanctions.

Other Regulation

Legal Procedure and a hearing by the Israeli Ministry of Economy and Industry with respect to Israeli Hours of Work and Rest Law, 1951 and the employment of Jewish employees on Saturdays.

The Company is subject to the Israeli Hours of Work and Rest Law, 1951 ("Rest Law"), which forbids the employment of Jewish employees on Saturdays and Jewish holidays, unless a permit is obtained from the Israeli Ministry of Economy and Industry. Company's employees, including Jewish and other employees, work in three shifts a day of an average length of eight hours each, seven days a week. On September 20, 2014, an inspection of the Israeli Ministry of Economy and Industry in the Bar-Lev manufacturing facility has found three Jewish employees employed on a Saturday. Following this inspection the Company was summoned to a hearing by the Israeli Ministry of Economy and Industry.  On January 24, 2016, the Company received a permit to from the Israeli Ministry of Economy and Industry to employ Jewish employees on Saturdays and Jewish holidays in Sdot-Yam facility, effective until December 31, 2017. In Bar-Lev facility, the Jewish employees do not work on Saturdays and Jewish holidays, while the non-Jewish employees are employed on such days. If the Company is deemed to be in violation of the rest law, the Company and its officers may be exposed to administrative and criminal liabilities, including fines.

Securities Class Action Claim

On August 25, 2015, a purported purchaser of Company's ordinary shares filed a proposed class action in the United States District Court for the Southern District of New York asserting, among other things, that the Company and two of its officers violated Sections 10(b) and 20(a) of the Exchange Act, and Rule 10b–5 promulgated under the Exchange Act, by allegedly making false and misleading statements about the Company's business. The complaint seeks an unspecified amount of damages on behalf of purchasers of Company's securities between March 25, 2013 and August 18, 2015. On January 15, 2016, the plaintiff filed an amended complaint that asserted similar claims, but that seeks damages on behalf of purchasers of the Company's securities between February 12, 2014 and August 18, 2015. On February 26, 2016, the Company filed a motion to dismiss the amended complaint. Expenses incurred as a result of this claim will be covered under the Company's directors and officers liability insurance policy, subject to deductible and to coverage terms and limits. Although the early stages of the claim and the inability to estimate the Company's exposure thereunder, if any, the Company believes this claim is without merit and intends to contest it vigorously.

From time to time, the Company is involved in other legal proceedings and claims in the ordinary course of business related to a range of matters. While the outcome of these other claims cannot be predicted with certainty, the Company's management does not believe that any such claims or all of them together will have a material effect on the Company's consolidated financial statements.

b.	Operating lease commitments:

The land and certain of the Company's facilities and vehicles are leased under operating lease agreements. Future minimum lease commitments under non-cancellable operating leases for the specified periods ending after December 31, 2015 are as follows:

2016	$13,075
2017	11,698
2018	10,040
2019	8,593
2020	6,617
2021 and thereafter	46,266

Total	$96,289

 Lease expenses, for the years ended December 31, 2015, 2014 and 2013 were approximately $12,109, $11,545 and $12,608, respectively.

c.	Purchase obligation:

The Company's significant contractual obligations and commitments as of December 31, 2015 are summarized in the following table:

2016 (1)	$3,808
2017 and thereafter	-

$3,808

(1)	Consists of purchase obligations to certain suppliers.

d.	Pledges and guarantees:

1.
As of December 31, 2015, the Company had outstanding guarantees and letters of credit with various expiration dates in a principal amount of approximately $1,210, related to facilities, vehicle leases and other miscellaneous guarantees.

2.
Company's credit facilities provided by banks in Israel are secured with a “Negative floating pledge”, whereby  the Company committed not to pledge or charge and not to undertake to pledge or charge its general floating assets.

3.	To secure the Company's liabilities to a bank in Canada, Caesarstone Canada Inc. has provided a security interest on certain of its inventory and other tangible and intangible assets.